Exhibit 99.1

Contact: Citigate Sard Verbinnen Jamie Tully/Lesley Bogdanow 212-687-8080

PXRE Group Ltd. PXRE House 110 Pitts Bay Road, Pembroke HM 08 Bermuda 441 296 5858 441 296 6162 FAX

PXRE ANNOUNCES VOLUNTARY WITHDRAWAL
OF FINANCIAL STRENGTH AND CLAIMS PAYING RATINGS

     HAMILTON, Bermuda – (PR Newswire) – April 11, 2006 – PXRE Group Ltd. (NYSE: PXT) today announced that it has requested that the major credit rating agencies withdraw their financial strength and claims paying ratings of the Company and its operating subsidiaries.

     As previously announced, PXRE’s Board of Directors has commenced a strategic evaluation process in response to downgrades of the Company’s operational ratings to a level below the critical ‘A’ rating category. The Company is currently evaluating various strategic alternatives to determine the course of action that is in the best interest of its shareholders and reinsurance clients.

     Jeffrey L. Radke, President & Chief Executive Officer of PXRE Group, said, “After much consideration, we have asked the major rating agencies to withdraw their financial strength and claims paying ratings for PXRE. In the period since the downgrades, we have found that operational ratings below the critical ‘A’ category provide little value for a reinsurer.”

     The Company anticipates that certain rating agencies will continue to maintain the debt ratings on the 8.85% Capital Trust Pass-through Securities issued by PXRE Capital Trust I.

     PXRE – with operations in Bermuda, Europe and the United States – provides reinsurance products and services to a worldwide marketplace. The Company's primary focus is providing property catastrophe reinsurance and retrocessional coverage. The Company also provides marine, aviation and aerospace products and services. The Company's shares trade on the New York Stock Exchange under the symbol “PXT.”

     Statements in this release that are not strictly historical are forward-looking and are based upon current expectations and assumptions of management. Statements included herein, as well as statements made by or on behalf of PXRE in its communications and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as “intend,” “believe,” “anticipate,” or “expects” or variations of such words or similar expressions are based on current expectations, speak only as of the date thereof, and are subject to risk and uncertainties. In light of the risks and uncertainties inherent in all future projections, the forward-looking statements in this report should not be considered as a representation by us or any other person that the Company’s objectives or plans will be achieved. The Company cautions investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements and related assumptions, depending on the outcome of certain important factors including, but not limited to, the following: (i) the Company is exploring strategic alternatives and the implementation of any of these alternatives could involve substantial uncertainties and risks, including, among other things, the risk of failure and significant restructuring costs; (ii) as a result of the recent decline in our ratings and decline in capital, more than 75% of our clients, measured by premium volume, have the right to cancel their reinsurance contracts, which could result in a substantial loss in premium volume; (iii) the Company faces significant potential regulatory and litigation risks as a result of the magnitude of the Company’s losses related to the 2005 hurricanes and recent ratings downgrades, including potential investigations by regulatory authorities and potential shareholder and securities litigation, for which the potential liability is currently unquantifiable (iv) because of exposure to catastrophes, PXRE’s financial results may vary significantly from period to period; (v) the Company may be overexposed to losses in certain geographic areas for certain types of catastrophe events; (vi) PXRE operates in a highly competitive environment; (vii) reinsurance prices may decline, which could affect the Company’s profitability; (viii) reserving for losses includes significant estimates which are also subject to inherent uncertainties; (ix) the expected withdrawal of the rating assigned to the Company’s claim-paying ability may impact its potential to write new or renewal business; (x) the withdrawal of the rating of our reinsurance subsidiaries by rating agencies may materially and negatively impact our business and results of operations; (xi) a withdrawal of the Company’s ratings may require us to transfer premiums retained by us into a beneficiary trust or may allow clients to terminate their contract with us; (xii) we may require additional capital in the future; (xiii) the Company’s investment portfolio is subject to significant market and credit risks which could result in an adverse impact on its financial position or results; (xiv) because PXRE depends on a few reinsurance brokers for a large portion of revenue, loss of business provided by them could adversely affect us; (xv) the impact of investigations of broker fee and placement arrangements could adversely impact our ability to write more business; (xvi) the Company has exited the finite reinsurance business, but claims in respect of finite reinsurance could have an adverse effect on the Company’s results of operations; (xvii) our reliance on reinsurance brokers exposes us to their credit risk; (xviii) the Company may be adversely affected by foreign currency fluctuations; (xix) retrocessional reinsurance subjects us to credit risk and may become unavailable on acceptable terms; (xx) we have exhausted our retrocessional coverage with respect to Hurricane Katrina, leaving us exposed to further losses; (xxi) recoveries under portions of our collateralized facilities are triggered by modeled loss to a notional portfolio, rather than our actual losses arising from a catastrophe event, which creates a potential mismatch between the risks assumed through our inwards reinsurance business and the protection afforded by these facilities; (xxii) the Company’s inability to provide necessary collateral to cedents could affect its ability to offer reinsurance in certain markets; (xxiii) the insurance and reinsurance business is historically cyclical, and the Company may experience periods with excess underwriting capacity and unfavorable premium rates; conversely, PXRE may have a shortage of underwriting capacity when premium rates are strong; (xxiv) regulatory constraints may restrict the Company’s ability to operate its business; (xxv) determination by the United States Internal Revenue Service that the Company or its offshore subsidiaries are subject to U.S. taxation could result in a material adverse impact on the Company’s financial position or results; and (xxvi) changes in tax laws, tax treaties, tax rules and interpretations could result in a material adverse impact on the Company’s financial position or results. In addition to the factors outlined above that are directly related to PXRE's business, PXRE is also subject to general business risks, including, but not limited to, adverse state, federal or foreign legislation and regulation, adverse publicity or news coverage, changes in general economic factors, the loss of key employees and other factors set forth in PXRE's SEC filings. The factors listed above should not be construed as exhaustive. Therefore, actual results or outcomes may differ materially from what is expressed or forecasted in such forward-looking statements.

     PXRE undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events (including catastrophe events), or otherwise.